UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada	333-147980	26-0287664
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization)		Identification Number)

13575 58th Street North, Suite 200 Clearwater, FL	33760
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Sales of Preferred Shares

Between July 26, 2022 and August 10, 2022, the Company entered into subscription agreements with certain accredited investors pursuant to which the Company sold an aggregate of 3.8 shares of the Company’s Series Y preferred stock for an aggregate purchase price of $380,000. The Company also issued an aggregate of 3,040,000 warrants to these investors.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Conversion of Notes

On July 29, 2022, holders of convertible promissory notes converted an aggregate principal and interest amount of $150,912 into an aggregate of 27,438,605 shares of the Company’s common stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Conversion of Preferred Shares

On August 1, 2022, holders of the Company’s Series R preferred stock converted an aggregate of 1 Series R shares into an aggregate of 106,496 shares of the Company’s common stock.

On August 5, 2022, holders of the Company’s Series T preferred stock converted an aggregate of 268 Series T shares into an aggregate of 29,777,778 shares of the Company’s common stock.

On August 5, 2022, holders of the Company’s Series Y preferred stock converted an aggregate of 6.8 Series Y shares into an aggregate of 46,370,347 shares of the Company’s common stock.

On August 8, 2022, holders of the Company’s Series U preferred stock converted an aggregate of 25 Series U shares into an aggregate of 3,028,099 shares, including make-good shares, of the Company’s common stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Restricted Stock Grant Agreement Issuances

On August 8, 2022, per electing and qualifying for the Restricted Stock Grant Agreement alternate vesting schedule, the Company issued to Mr. T. Riggs Eckelberry and one consultant an aggregate of 1,023,192 shares of the Company’s common stock.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

Issuance of Common Stock

Between July 29, 2022 and August 10, 2022, the Company issued to consultants an aggregate of 2,165,009 shares of the Company’s common stock for services.

In connection with the foregoing, the Company relied upon the exemption from registration provided under Section 4(a)(2) under the Securities Act for transactions not involving a public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

August 11, 2022	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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